UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Item 1. Report to Shareholders

Global Growth Stock Fund	April 30, 2014

The views and opinions in this report were current as of April 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Global developed stock markets posted strong gains over the past six months. However, emerging markets returns significantly lagged their developed markets counterparts. Fears about the effects of decreased global liquidity as the Federal Reserve tapers its asset purchases, as well as worries about high inflation and decelerating economic growth, contributed to the decline in emerging markets. However, investor sentiment toward emerging markets improved meaningfully near the end of the reporting period upon constructive policymaking from emerging markets central banks and a valuation backdrop that had become favorable to investors. Your fund posted healthy gains, but relative results lagged as a result of our overweight exposure to emerging markets stocks. We continue to believe that market sentiment toward many developed markets stocks—particularly in Europe—is overly optimistic given the earnings growth outlook. Separately, we believe that emerging markets have been painted with a broad brush, with poor sentiment depressing valuations in many areas where long-term earnings and fundamentals remain superior. As a result, we remain overweight in emerging markets stocks, with our positions focused on those areas where we see a meaningful disconnect between fundamentals and valuation.

As of November 1, 2013, your fund’s name changed to the T. Rowe Price Global Growth Stock Fund, and its primary benchmark is now the MSCI All Country World Index. The fund’s objectives and investment process did not change.

Your fund returned 4.18% for the six-month period ended April 30, 2014. (Results for the Advisor Class shares were slightly lower, reflecting their higher expense ratio.) The fund lagged the MSCI All Country World Index for the reporting period but outperformed the Lipper Global Multi-Cap Growth Funds Average. The fund’s longer-term relative performance remained strong. Based on cumulative total return, Lipper ranked the Global Growth Stock Fund 146 of 231, 92 of 184, 62 of 132, and 12 of 116 global multi-cap growth funds for the one-, three-, and five-year and since-inception periods ended April 30, 2014, respectively. (The Lipper since-inception ranking was calculated from 10/31/2008 through 4/30/2014. Results will vary for other periods. Past performance cannot guarantee future results.)

Our overweight position in emerging markets accounted for most of our underperformance versus the MSCI All Country World Index. In general, we continue to think that many emerging markets valuations are attractive when considering the medium-term earnings projections of the businesses we own in the portfolio. In a sign that negative sentiment may have peaked in 2013, emerging markets rallied near the end of the reporting period, while we also observed increased dispersion of returns for stocks as investors began to differentiate based on the economic and political fundamentals of various developing countries.

MARKET REVIEW

Most developed markets indexes posted healthy returns during the six-month reporting period. In the U.S., technology-related shares drove the broad market steadily higher through the last quarter of 2013 and into 2014, before pulling back at the end of the reporting period. The Federal Reserve began to gradually reduce the monthly amounts of its asset purchases in January, a move that investors had expected and seemed to take in stride. However, in March global economic sentiment began to weaken, affecting higher-valuation segments of the market, including many technology companies. This triggered steep declines for some stocks, higher volatility in the Nasdaq Composite Index in particular, and a rotation into more defensive areas of the market.

Developed European markets kept pace with U.S. shares, as investors seemed to gain confidence in the region’s slow economic upturn; the passage of time, which continues to dull memories of the worst of Europe’s sovereign debt problems, also helped. Stocks in the peripheral eurozone countries performed particularly well. According to MSCI country indexes, Spanish companies posted a total return over 10%, Italy returned more than 15%, and Ireland generated a gain of nearly 20%. However, the European Central Bank continues its struggle in its attempts to boost inflation rates in the eurozone, with anemic demand conditions implying that economic activity is lagging equity market optimism.

In Japan, stocks lost ground as the year-over-year impact of Prime Minister Shinzo Abe’s highly aggressive economic stimulus programs begin to wear off. Most of the decline in Japanese shares during the reporting period came in 2014. The Japanese yen strengthened early in the year as investors sought out safe-haven currencies, a reversal of the trend that has boosted the competitiveness of Japan’s exporters. In addition, the government took a first step toward balancing Japan’s fiscal deficit by implementing a rise in its domestic consumption tax. While necessary in the long term, the move is likely to crimp consumer spending and squeeze disposable incomes in the short term.

Investor sentiment toward developing nations improved significantly from February 2014 onward. There was also much more variation in returns by country within emerging markets in early 2014, in contrast to the broad, indiscriminate sell-off in 2013. Emerging markets did lose considerable ground in January, as a result of concerns about the level of economic activity in China and ongoing fears over the impact of U.S. tapering. In response to the pressure being exerted on currencies, central banks in Brazil, India, South Africa, and Turkey raised their benchmark interest rates, helping to stabilize their currencies and defuse worries about an acceleration of capital outflows. Near the end of the reporting period, the geopolitical tensions resulting from Russia’s annexation of the Crimean peninsula from Ukraine triggered selling in Russian and Ukrainian stocks and currencies, but did not significantly affect broader developing markets.

PORTFOLIO STRATEGY REVIEW

Our emphasis remains on applying fundamental research to identify stocks with the best prospects for long-term earnings growth. Our process concentrates on bottom-up company research instead of top-down macro analysis. As a result, our stock selection tends to drive the portfolio’s broader sector allocations. As was the case six months ago, our largest sector allocation was financials, and telecommunication services represented the smallest allocation. One notable change in sector positioning is a reduction in the size of our allocation to information technology as valuations of some technology stocks became excessive in our view. Relative to the benchmark, the fund was overweight financials and industrials and business services, and underweight materials and telecommunication services.

In terms of regional positioning, we maintained a significant overweight to emerging markets. We believe that investor sentiment toward emerging markets bottomed at some point in 2013, and the early 2014 fears that a currency crisis would spread throughout developing countries eased significantly. Our conviction in the long-term potential of many emerging markets stocks remains high, and we viewed the sell-off in emerging markets as an opportunity to improve the quality and shareholder friendliness of our holdings. However, we recognize the importance of selectivity at the company level given the current headwinds from a strengthening U.S. dollar, rising interest rates, and decreases in the prices of some commodities. We remain confident that the quality of our holdings in emerging markets will ultimately matter more than the ebbs and flows of market sentiment.

Following their recent strong performance, we reduced our exposure to European (excluding the UK) companies. Europe offers cheaper valuations than in the U.S. but is now trading above its 2007 valuation peak given an absence of earnings recovery to back the rise in stock prices. Developed European markets still face high levels of unemployment, challenging demographics, and a lack of political cohesion, and we have not yet seen evidence that European company earnings will grow enough to justify the optimism now priced into their valuations.

We also trimmed our Japanese holdings. Although Prime Minister Abe’s aggressive stimulus programs have affected Japan’s near-term economic growth and inflation expectations, his ability to permanently boost wage growth and consumption is highly uncertain. We are therefore navigating the opportunity set with care in order to identify stock-specific growth drivers and companies with self-help characteristics. While we do not expect a broad-based improvement trend to emerge despite the wishes of the government, several Japanese companies have made improvements in corporate governance and the priority placed on shareholder returns. These individual companies constitute a rich opportunity, especially as valuations have pulled back on macroeconomic concerns.

Our stock selection in the U.S. was generally strong, while security selection in Europe was mixed. Although our large allocation to emerging markets was primarily responsible for the fund lagging the benchmark in the reporting period, our stock selection in emerging markets was positive. In the emerging world, we have focused on owning the companies with the strongest and most durable earnings fundamentals. The market rewarded such fundamentals toward the end of the six-month period, particularly when fears of an emerging markets currency crisis began to abate.

In the financials sector, our holdings of emerging markets real estate companies suffered late last year as investors worried about rising interest rates, before rebounding to post strong performance early in 2014. BR Malls Participacoes, the leading operator of shopping malls in Brazil, lost ground last year but gained in 2014 after releasing a quarterly earnings report that showed strong profits driven by lower costs and expenses. Despite moderating future earnings estimates as a result of project postponements and higher rates, we continue to believe that BR Malls offers an attractive growth opportunity at an exceptional valuation level. Emaar Properties, which is the largest publicly traded property developer in the United Arab Emirates (UAE), gained in 2014 on good operating results, investor anticipation of the UAE being included in the MSCI Emerging Markets Index in May, and news that the company would list 25% of its leasing business. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In another reversal of sentiment, the information technology sector experienced meaningful weakness after February 2014. The share prices of many technology companies climbed steadily in late 2013 but lost momentum in early March of this year as fears of extreme valuations in the Internet space caused investors to take profits across the whole sector. With respect to our holdings, Google was resilient, having reported strong earnings as the Internet search giant posted increased advertising sales and strong quarterly revenue figures. On the negative side, shares of professional networking site LinkedIn dropped in 2014 after the firm issued forecasts for quarterly revenue that fell below consensus analyst estimates, ending a strong winning run for the stock. However, we remain optimistic about LinkedIn’s ability to monetize its membership and network, and its management continues to execute well.

In the consumer discretionary sector, Amazon.com, another large holding, exhibited a similar pattern of strength, followed by early 2014 weakness. Shares of the e-commerce company moved steadily higher at the beginning of the reporting period amid investor optimism for a strong holiday shopping season for online retailers. Sentiment toward Amazon turned abruptly in February and March, however, and the stock sold off steeply following sales results that were behind expectations. We believe that the company’s fundamentals remain strong and are optimistic about long-term growth in its cloud computing and online storage businesses in particular.

Our holdings in the industrials sector featured a position that performed strongly throughout the six-month reporting period—Delta Air Lines. We anticipate that industry consolidation, capacity discipline, and U.S. economic growth will continue to support positive investor sentiment toward well-run airlines. Elsewhere in the sector, the selling pressure on emerging markets stocks and currencies in 2013 hurt shares of Indian industrial conglomerate Adani Enterprises; however, the stock rebounded meaningfully in 2014 as the Indian rupee recovered and its valuation reached an extreme. Expectations for a positive outcome for investors in India’s national elections, held in May, and attractive valuations for many Indian companies contributed to drawing investors back into Indian equities.

INVESTMENT OUTLOOK

We believe that the uptick in market volatility and increasing dispersion of returns early in 2014 shows that investor sentiment has begun to reflect the uneven nature of the growth outlook around the globe. We anticipate that stock-specific earnings improvement—as opposed to further expansion of stock valuations—will increasingly drive the majority of share price gains. With this in mind, we are positioning the portfolio to focus on stocks with company-specific growth advantages at this point in the equity market cycle.

Since the start of the global financial crisis in 2008, corporate management teams have largely avoided making investments and acquisitions, focusing instead on returning capital to shareholders through share buybacks and higher dividends. Given the resulting monumental backlog of deferred corporate spending, we expect that companies will aggressively boost expenditures as management teams see more signs of economic improvement. This could create meaningful incremental demand, further advancing global output, growth, and company earnings.

Stock valuations globally remain reasonable in aggregate. However, in some regions earnings fundamentals have lagged stock price returns, resulting in materially higher valuations. This is especially true in Europe. In contrast, we remain encouraged by the valuation and structural advantages available within emerging markets, and we will continue to seek out shareholder-friendly firms positioned in pockets of premium economic growth in developing countries.

In the long run, profits and cash flow drive stock prices, and we have positioned the portfolio to benefit from a return to market expectations shaped by company-specific fundamentals as opposed to macro-level sentiment.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

R. Scott Berg
Chairman of the fund’s Investment Advisory Committee

May 15, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The average of available mutual fund performance returns in categories defined by Lipper Inc.

MSCI All Country World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

MSCI All Country World Index Large Cap: A capitalization-weighted index of large-cap stocks from developed and emerging markets worldwide.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/14
Apple, United States	2.6%
Google, United States	2.2
Amazon.com, United States	1.7
Range Resources, United States	1.6
Unilever, United Kingdom	1.6
Pioneer Natural Resources, United States	1.5
Visa, United States	1.5
State Street, United States	1.4
Boeing, United States	1.4
Precision Castparts, United States	1.4
BR Malls Participacoes, Brazil	1.3
Gilead Sciences, United States	1.3
Credicorp, Peru	1.2
American Airlines, United States	1.2
United Technologies, United States	1.2
Novartis, Switzerland	1.2
Bank Central Asia, Indonesia	1.1
Nestle, Switzerland	1.1
Turkiye Halk Bankasi, Turkey	1.1
TD Ameritrade, United States	1.0
Concho Resources, United States	1.0
BlackRock, United States	1.0
American Tower, United States	1.0
EQT, United States	1.0
Delphi Automotive, United States	1.0
Total	33.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
AUSTRALIA 1.9%		
Common Stocks 1.9%		
Brambles	49,160	431
James Hardie Industries, GDR	53,979	688
Santos	45,337	579
Total Australia (Cost $1,535)		1,698
AUSTRIA 0.7%		
Common Stocks 0.7%		
Andritz	9,341	580
Total Austria (Cost $560)		580
BELGIUM 0.6%		
Common Stocks 0.6%		
Anheuser-Busch InBev	5,101	555
Total Belgium (Cost $355)		555
BRAZIL 1.9%		
Common Stocks 1.9%		
BM&FBOVESPA	98,740	504
BR Malls Participacoes	132,410	1,145
Total Brazil (Cost $1,492)		1,649
CANADA 0.5%		
Common Stocks 0.5%		
Valeant Pharmaceuticals International (USD) (1)	3,310	443
Total Canada (Cost $225)		443
CHINA 4.4%		
Common Stocks 4.4%		
Agile Property (HKD)	724,000	586

Baidu, ADR (USD) (1)	3,960	609
Beijing Enterprises (HKD)	34,000	294
China Longyuan Power, H Shares (HKD)	406,000	417
China Pacific Insurance, H Shares (HKD)	130,000	406
Ctrip.com International, ADR (USD) (1)	7,830	366
Sun Art Retail (HKD)	378,500	491
Vipshop Holdings, ADR (USD) (1)	3,250	456
Want Want China Holdings (HKD)	200,000	313
Total China (Cost $3,999)		3,938

FRANCE 1.4%

Common Stocks 1.4%

Edenred	11,659	393
Eutelsat	13,913	478
Legrand	5,306	342
Total France (Cost $1,099)		1,213

HONG KONG 2.9%

Common Stocks 2.9%

AIA Group	166,000	805
Hang Lung Properties	103,000	308
Jardine Strategic (USD)	23,500	839
Wynn Macau	149,200	587
Total Hong Kong (Cost $2,199)		2,539

INDIA 2.8%

Common Stocks 2.8%

Adani Enterprises	44,482	310
Axis Bank	14,675	372
HDFC Bank	49,528	616
Housing Development Finance	27,344	408
ITC	43,271	244

MEXICO 1.3%		
Common Stocks 1.3%		
Grupo Financiero Santander Mexico, ADR (USD)	62,590	745
Infraestructura Energetica Nova	83,100	434
Total Mexico (Cost $1,138)		1,179
NETHERLANDS 0.7%		
Common Stocks 0.7%		
ASML Holding (USD)	7,990	650
Total Netherlands (Cost $717)		650
NIGERIA 0.9%		
Common Stocks 0.9%		
Guaranty Trust Bank, GDR (USD)	37,193	313
Nestle Foods Nigeria	75,271	487
Total Nigeria (Cost $754)		800
PERU 1.8%		
Common Stocks 1.8%		
Credicorp (USD)	7,070	1,055
Southern Copper (USD)	18,690	563
Total Peru (Cost $1,392)		1,618
PHILIPPINES 2.3%		
Common Stocks 2.3%		
Alliance Global Group	724,500	506
Ayala Land	819,500	554
SM Investments	38,193	621
Universal Robina	109,280	358
Total Philippines (Cost $1,576)		2,039

SINGAPORE 1.5%		
Common Stocks 1.5%		
Global Logistic Properties	334,000	759
United Overseas Bank	32,000	556
Total Singapore (Cost $1,216)		1,315
SOUTH AFRICA 1.0%		
Common Stocks 1.0%		
Aspen Pharmacare Holdings	20,740	552
Shoprite Holdings	18,509	309
Total South Africa (Cost $797)		861
SOUTH KOREA 0.3%		
Common Stocks 0.3%		
LG Household & Health Care	664	303
Total South Korea (Cost $304)		303
SWEDEN 1.2%		
Common Stocks 1.2%		
Assa-Abloy, B Shares (1)	8,927	472
Hexagon, B Shares	19,515	622
Total Sweden (Cost $867)		1,094
SWITZERLAND 4.8%		
Common Stocks 4.8%		
Credit Suisse (1)	16,353	519
Dksh Holding	4,240	349
Holcim (1)	8,637	791
Nestle	12,380	956
Novartis	11,770	1,020

Richemont, A Shares	6,088	618
Total Switzerland (Cost $3,412)		4,253
TAIWAN 0.7%		
Common Stocks 0.7%		
Taiwan Semiconductor Manufacturing	163,000	640
Total Taiwan (Cost $547)		640
THAILAND 0.9%		
Common Stocks 0.9%		
CP ALL	138,700	180
Siam Commercial Bank	113,300	579
Total Thailand (Cost $451)		759
TURKEY 1.9%		
Common Stocks 1.9%		
BIM Birlesik Magazalar	17,390	401
Turkiye Garanti Bankasi	80,460	295
Turkiye Halk Bankasi	141,061	942
Total Turkey (Cost $1,305)		1,638
UNITED ARAB EMIRATES 1.5%		
Common Stocks 1.5%		
DP World (USD)	16,139	298
Emaar Properties (1)	174,883	519
First Gulf Bank	108,319	512
Total United Arab Emirates (Cost $780)		1,329
UNITED KINGDOM 7.8%		
Common Stocks 7.8%		
AMEC	21,022	438

ARM Holdings	31,144	469
Barclays	125,850	536
Burberry	25,506	640
Liberty Global (USD) (1)	21,310	819
Lloyds Banking Group (1)	459,773	585
Rotork	15,688	686
Royal Dutch Shell, B Shares	10,224	435
SABMiller	14,544	791
Tullow Oil	6,348	94
Unilever	31,229	1,394
Total United Kingdom (Cost $6,374)		6,887

UNITED STATES 45.8%

Common Stocks 45.8%

AES	43,860	634
Agilent Technologies	11,850	640
Amazon.com (1)	4,910	1,493
American Airlines (1)	30,060	1,054
American Tower, REIT	10,670	891
Anadarko Petroleum	8,710	862
Apache	7,020	609
Apple	3,855	2,274
Autodesk (1)	12,470	599
Bank of America	34,460	522
Biogen Idec (1)	1,720	494
BlackRock	2,990	900
Boeing	9,650	1,245
CarMax (1)	17,650	773
Chipotle Mexican Grill (1)	1,255	626
Cognizant Technology Solutions (1)	7,360	353
Concho Resources (1)	6,940	905
Danaher	8,960	657
Delphi Automotive	13,110	876
Discovery Communications, Class C (1)	5,340	374

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $74,516)	$	88,306
Receivable for investment securities sold		1,346
Dividends receivable		165
Receivable for shares sold		33
Cash		25
Due from affiliates		13
Foreign currency (cost $4)		4
Unrealized gain on forward currency exchange contracts		3
Other assets		703
Total assets		90,598
Liabilities		
Payable for investment securities purchased		1,327
Investment management fees payable		47
Payable for shares redeemed		41
Unrealized loss on forward currency exchange contracts		28
Due to affiliates		20
Other liabilities		668
Total liabilities		2,131
NET ASSETS	$	88,467
Net Assets Consist of:		
Undistributed net investment income	$	146
Accumulated undistributed net realized gain		6,687
Net unrealized gain		13,766
Paid-in capital applicable to 4,225,831 shares of $0.01 par value capital stock outstanding; 9,000,000,000 shares of the Corporation authorized		67,868
NET ASSETS	$	88,467

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 4/30/14
Investment Income (Loss)		
Dividend income (net of foreign taxes of $40)		$ 586
Expenses		
Investment management		272
Shareholder servicing		
Investor Class	$ 57	
Advisor Class	1	58
Rule 12b-1 fees		
Advisor Class		1
Prospectus and shareholder reports		
Investor Class	13	
Advisor Class	2	15
Custody and accounting		86
Registration		26
Legal and audit		28
Proxy and annual meeting		2
Miscellaneous		9
Reductions of fees and expenses		
Investment management fees waived		(3)
Expenses reimbursed by manager		(71)
Total expenses		423
Net investment income		163
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		7,129
Foreign currency transactions		139
Net realized gain		7,268
Change in net unrealized gain / loss		
Securities		(3,888)
Other assets and liabilities denominated in foreign currencies		(28)
Change in net unrealized gain / loss		(3,916)
Net realized and unrealized gain / loss		3,352
INCREASE IN NET ASSETS FROM OPERATIONS		$ 3,515

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/14	Year Ended 10/31/13
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 163	$ 495
Net realized gain	7,268	6,267
Change in net unrealized gain / loss	(3,916)	9,279
Increase in net assets from operations	3,515	16,041
Distributions to shareholders		
Net investment income		
Investor Class	(310)	(489)
Advisor Class	(2)	(4)
Net realized gain		
Investor Class	(4,501)	–
Advisor Class	(42)	–
Decrease in net assets from distributions	(4,855)	(493)
Capital share transactions*		
Shares sold		
Investor Class	8,230	20,146
Advisor Class	62	56
Distributions reinvested		
Investor Class	4,135	414
Advisor Class	14	1
Shares redeemed		
Investor Class	(8,711)	(16,232)
Advisor Class	(23)	(32)
Redemption fees received	6	10
Increase in net assets from capital share transactions	3,713	4,363
Net Assets		
Increase during period	2,373	19,911
Beginning of period	86,094	66,183
End of period	**$ 88,467**	**$ 86,094**
Undistributed net investment income	146	295

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Growth Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of large-cap companies throughout the world, including the U.S. The fund has two classes of shares: the Global Growth Stock Fund original share class, referred to in this report as the Investor Class, offered since October 27, 2008, and the Global Growth Stock Fund–Advisor Class (Advisor Class), offered since October 27, 2008. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2014:

($000s)	Level 1	Level 2	Level 3	Total Value
	Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs	
Assets				
Investments in Securities, except:	$ 43,381	$ —	$ —	$ 43,381
Australia	—	1,698	—	1,698
Austria	—	580	—	580
Belgium	—	555	—	555
Brazil	—	1,649	—	1,649
China	1,431	2,507	—	3,938
France	—	1,213	—	1,213
Hong Kong	—	2,539	—	2,539
India	—	2,489	—	2,489
Indonesia	—	2,224	—	2,224
Japan	—	4,261	—	4,261
Malaysia	—	682	—	682
Mexico	745	434	—	1,179
Nigeria	—	800	—	800
Philippines	—	2,039	—	2,039
Singapore	—	1,315	—	1,315
South Africa	—	861	—	861
South Korea	—	303	—	303
Sweden	—	1,094	—	1,094
Switzerland	—	4,253	—	4,253
Taiwan	—	640	—	640
Thailand	—	759	—	759
Turkey	—	1,638	—	1,638

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2014.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended April 30, 2014, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of April 30, 2014, the fund held foreign exchange derivatives with a fair value of $3,000, included in unrealized gain on forward currency exchange contracts, and $28,000, included in unrealized loss on forward currency exchange contracts, on the accompanying Statement of Assets and Liabilities.

Additionally, during the six months ended April 30, 2014, the fund recognized $145,000 of realized gain on Foreign Currency Transactions and a $(29,000) change in unrealized gain/loss on Foreign Currency Transactions related to its investments in foreign exchange derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of April 30, 2014, no collateral was pledged by either the fund or counterparties for bilateral derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended April 30, 2014, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 2% and 4% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2014, approximately 25% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $43,752,000 and $44,121,000, respectively, for the six months ended April 30, 2014.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At April 30, 2014, the cost of investments for federal income tax purposes was $74,999,000. Net unrealized gain aggregated $13,283,000 at period-end, of which $14,864,000 related to appreciated investments and $1,581,000 related to depreciated investments.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax and capital gains realized upon disposition of securities issued in or by certain foreign countries and are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2014, the fund had no deferred tax liability attributable to foreign securities and $188,000 of foreign capital loss carryforwards, including $124,000 that expire in 2020, $46,000 that expire in 2021, and $18,000 that expire in 2022.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2014, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are also each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver.

Pursuant to this agreement, management fees in the amount of $3,000 were waived and expenses in the amount of $71,000 were reimbursed by Price Associates during the six months ended April 30, 2014. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $540,000 remain subject to repayment at April 30, 2014.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended April 30, 2014, expenses incurred pursuant to these service agreements were $71,000 for Price Associates; $39,000 for T. Rowe Price Services, Inc.; and $2,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2014, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 449,608 shares of the Investor Class and 25,000 shares of the Advisor Class, aggregating 11% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board, with advice from independent legal counsel, deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the three-year, five-year, and since-inception periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to both the Investor and Advisor Classes). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions of the management fee that resulted from fee waivers and/or expenses paid by the Advisor) was at or below the median for comparable funds. The information also indicated that the total expense ratio (for the Investor Class) was at or below the median for comparable funds and the total expense ratio (for the Advisor Class) was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2014